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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of report (Date of earliest event reported): January 6, 2001


                              GILEAD SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

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
        Delaware                    0-19731                        94-3047598
 (State of jurisdiction)     (Commission File No.)      (IRS Employer Identification No.)
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                               333 Lakeside Drive,
                              Foster City, CA 94404
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 574-3000




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         Item 5.   OTHER EVENTS

                   On January 6, 2001, Gilead Sciences, Inc. entered into a licensing agreement with Cubist Pharmaceuticals, Inc. for the exclusive rights to commercialize Cubist's investigational antibacterial drug Cidecin(TM) (daptomycin for injection) and an oral formulation of daptomycin in 16 Euriopean countries following regulatory approval. A press release relating to the agreement is attached hereto as Exhibit 99.1.

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)      Exhibits

                   99.1 Press Release dated January 7, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GILEAD SCIENCES, INC.


Dated: January 11, 2001                     By:    /s/ JOHN C. MARTIN
                                               --------------------------------
                                                   John C. Martin
                                                   President and
                                                   Chief Executive Officer




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                                  EXHIBIT INDEX

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Exhibit
Number            Description
------            -----------
99.1 Press Release titled "Cubist Pharmaceuticals and Gilead Sciences Announce European Commercialization Agreement for Investigational Antibacterial Agent Cidecin" dated January 7, 2001.
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